UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 5, 2005

LOYALTYPOINT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	000-21235 (Commission File No.)	11-2780723 (IRS Employer Identification No.)

3885 Crestwood Parkway

Suite 550
Duluth, GA 30096

(770) 638-5101

 (Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

Entry into a Material Definitive Agreement.

On April 5, 2005, we entered into the Second Amendment to the Reseller Agreement Between Schoolpop, Inc. and American Express Incentive Services, L.L.C. (the “Agreement”). The Agreement reduces the fee we are required to pay to maintain our exclusive rights in the non-profit marketplace from $1,250,000 to $125,000 and limits our exclusive product offering to the Persona Select Card. In addition, we are permitted to sell our remaining inventory of other American Express scrip cards.

ITEM 9.01

Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.

Exhibit

10.1

Second Amendment to AEIS Reseller Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOYALTYPOINT, INC.

By:	/s/ Jeffrey S. Benjamin
Chief Financial Officer

Date: April 6, 2005

3